                                          A REGISTRATION STATEMENT HAS BEEN
                                          FILED WITH THE SECURITIES AND EXCHANGE
                                          COMMISSION IN CONNECTION WITH THE
                                          EXCHANGE OFFER. THE COMPLETION OF THE
                                          EXCHANGE OFFER IS DEPENDENT UPON THE
                                          REGISTRATION STATEMENT BECOMING
                                          EFFECTIVE.

                           KELLSTROM INDUSTRIES, INC.

                                     NOTICE

                              DATED JUNE 12, 2001


                                  TO EXCHANGE

         5 3/4% CONVERTIBLE SUBORDINATED NOTES DUE OCTOBER 15, 2002 AND

            5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE JUNE 15, 2003
                         OF KELLSTROM INDUSTRIES, INC.


   IN ANY COMBINATION OF CONVERTIBLE SUBORDINATED NOTES TOTALING NO MORE THAN
                   $96,000,000 IN AGGREGATE PRINCIPAL AMOUNT



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 26, 2001 UNLESS IT IS EXTENDED BY KELLSTROM INDUSTRIES (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


TO: BROKERS, DEALERS, COMMERCIAL BANKS,
    TRUST COMPANIES AND OTHER NOMINEES.

     Enclosed for your consideration is material relating to the offer (the "Exchange Offer") by Kellstrom Industries, Inc. ("Kellstrom Industries") to exchange:

     - $1,000 in principal amount of new 8 1/2% senior subordinated notes due March 31, 2008 of Kellstrom Industries (the "new 8 1/2% senior subordinated notes") for each $1,000 in principal amount of the old
       5 3/4% convertible subordinated notes due October 15, 2002 (the "old
       5 3/4% junior subordinated notes") or the old 5 1/2% convertible subordinated notes due June 15, 2003 (the "old 5 1/2% junior subordinated notes," and together with the old 5 3/4% junior subordinated notes, the "old notes") that you tender, up to a maximum of $30,000,000 in aggregate principal amount of old notes; or


     - $1,000 in principal amount of new 7% mandatorily redeemable subordinated notes due March 31, 2008 of Kellstrom Industries (the "new 7% mandatorily redeemable subordinated notes") for each $1,000 in principal amount of the old notes that you tender, up to a maximum of $30,000,000 in aggregate principal amount of old notes, or



     - $500 in principal amount of new 6% convertible subordinated notes due March 31, 2008 of Kellstrom Industries (the "new 6% convertible subordinated notes," and together with the new 8 1/2% senior subordinated notes and the new 7% mandatorily redeemable subordinated notes, the "new notes") for each $1,000 in principal amount of the old notes that you tender up to a maximum of $36,000,000 in aggregate principal amount of old notes, as described in the Preliminary Prospectus and Exchange Offer dated June 12, 2001 (the "Preliminary Prospectus") under the caption "The Exchange Offer -- Terms of the exchange offer."



     You do not have to choose the same new option for all old notes that you tender. You do not have to tender all of your old notes to participate in the exchange offer.



     If tenders for the new 8 1/2% senior subordinated notes exceed $30,000,000 in aggregate principal amount of old notes, the excess tenders will be exchanged for the new 7% mandatorily redeemable subordinated notes.

     If tenders for the new 7% mandatorily redeemable subordinated notes exceed $30,000,000 in aggregate principal amount of old notes, the excess tenders will be exchanged for the new 6% convertible subordinated notes.



     If tenders for the new 6% convertible subordinated notes exceed $36,000,000 in aggregate principal amount of old notes, the excess tenders will not be exchanged and old notes relating to those tenders will remain outstanding.



     Kellstrom Industries will issue the new notes in three series as described above in exchange for old 5 3/4% junior subordinated notes on a first priority basis before any new notes are exchanged for old 5 1/2% junior subordinated notes. Within each separate class of old 5 3/4% junior subordinated notes and 5 1/2% junior subordinated notes, any reduction in the amount of old notes accepted for exchange will be made pro rata within that class of old notes.



     Each of the new note options could be oversubscribed. Therefore, you may receive in the exchange offer a different type of new note or notes than that for which you tendered and you may not be able to exchange all of your notes.



     Kellstrom Industries will pay in cash accrued and unpaid interest on all old notes accepted in the Exchange Offer through, but not including, the date of acceptance.


     You may withdraw tenders of old notes at any time before the expiration of the Exchange Offer, but the new notes shall not be issuable in respect of old notes so withdrawn. Any permitted withdrawal of old notes may not be rescinded, and any old notes properly withdrawn will afterwards be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn old notes may, however, be re-tendered by again following one of the appropriate procedures described in the Preliminary Prospectus at any time before the expiration of the Exchange Offer.

     Kellstrom Industries will pay to Soliciting Dealers a solicitation fee of $2.50 per $1,000 of old notes tendered, accepted for purchase and paid pursuant to the Exchange Offer.

     A "Soliciting Dealer" is an entity covered by a Letter of Transmittal which designated its name as having solicited and obtained the tender, and it is (i) any broker or dealer in securities, excluding the Dealer Manager, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company. No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of old notes by a holder unless the Letter of Transmittal accompanying the tender designates the Soliciting Dealer. No solicitation fee will be payable to a Soliciting Dealer in respect of old notes registered in the name of the Soliciting Dealer unless those old notes are held by the Soliciting Dealer as nominee and those old notes are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal. No solicitation fee shall be payable to a Soliciting Dealer if the Soliciting Dealer is required for any reason to transfer the amount of the solicitation fee to a depositing holder (other than itself). No solicitation fee shall be payable to a Soliciting Dealer with respect to old notes tendered for the Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Kellstrom Industries, the Exchange Agent, the Dealer Manager or the Information Agent for purposes of the Exchange Offer.

     Kellstrom Industries will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Exchange Offer to their customers.

     IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, FIRST UNION NATIONAL BANK AS EXCHANGE AGENT (THE "EXCHANGE AGENT"), MUST HAVE RECEIVED FROM THE SOLICITING DEALER A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED TO THIS NOTICE (OR A FACSIMILE) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION DATE.

     For your information and for forwarding to your clients for whom you hold the old notes registered in your name or in the name of your nominee, we are enclosing the following documents:


     1. Preliminary Prospectus dated June 12, 2001;


     2. The Letter of Transmittal for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup United States federal income tax withholding and a Substitute Form W-8 for non-U.S. holders of old notes;

     3. A printed form of letter, including a Letter of Instructions, which may be sent to your clients for whose account you hold old notes registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

     4. A return envelope addressed to the Exchange Agent.

     DTC participants will be able to execute tenders through the DTC Automated Tender Offer Program.

     WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE IN ORDER TO OBTAIN THEIR INSTRUCTIONS.

     Any inquiries you may have with respect to the Exchange Offer should be addressed, or requests for additional copies of the enclosed materials, should be directed to First Union National Bank, the Exchange Agent for the Exchange Offer at its address and telephone number set forth on the front of the Letter of Transmittal.

                                          Very truly yours,
                                          KELLSTROM INDUSTRIES, INC.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AGENT OF KELLSTROM INDUSTRIES OR THE DEALER MANAGER OR THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED WITH THIS NOTICE AND THE STATEMENTS CONTAINED IN THOSE DOCUMENTS.

     IMPORTANT: The Letter of Transmittal (or a facsimile), together with old notes and all other required documents must be received by the Exchange Agent on or before the Expiration Date in order for holders to receive new notes in the Exchange Offer.

                           KELLSTROM INDUSTRIES, INC.
                 NOTICE OF SOLICITED TENDERS FOR THE OLD NOTES
                CUSIP NUMBERS 488035ACO, U48787AAO AND 488035AE6

     List below the aggregate principal amount of old notes tendered by each beneficial owner whose tender you have solicited. All old notes beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the old notes in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

     ALL NOTICES OF ALL SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE EXCHANGE AGENT AT THE ADDRESS INDICATED ON THE BACK COVER OF THE PRELIMINARY PROSPECTUS WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE. NOTICES MAY BE FAXED TO THE EXCHANGE AGENT BY ELIGIBLE INSTITUTIONS AT (704) 590-7628 CONFIRMATION TELEPHONE NUMBER (704) 590-7413. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE PRELIMINARY PROSPECTUS.

     ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

   DTC Participant         VOI Ticket         Principal Amount           Principal Amount          Number of
       Number               Number*         of Old 5 3/4% Junior       of Old 5 1/2% Junior        Beneficial
                                             Subordinated Notes         Subordinated Notes          Owner(s)
                                                Requested for              Requested for          Represented
                                               Payment (CUSIP             Payment (CUSIP
                                              Nos. 488035AC0 or           No. 488035AE6)
                                                 U48787AA0)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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* Complete if old notes delivered by book-entry transfer. Please submit a separate VOI ticket for old notes tendered when the solicitation fee is to be directed to another Soliciting Dealer.

     DO NOT SEND OLD NOTE CERTIFICATES WITH THIS FORM. YOUR OLD NOTE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

     PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (Please Print)

Attention
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
----------------------------------------------------------------------

Applicable VOI Number --------------------------            Principal Amount of Old 5 1/2% Junior
                                                            Subordinated Notes $ ------------------------------
                                                            Principal Amount of Old 5 3/4% Junior
                                                            Subordinated Notes $ ------------------------------

IF SOLICITATION FEES ARE PAID TO ANOTHER ELIGIBLE INSTITUTION(S), PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (Please Print)

Attention
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------------

Applicable VOI Number --------------------------            Principal Amount of Old 5 1/2% Junior
                                                            Subordinated Notes $ ------------------------------
                                                            Principal Amount of Old 5 3/4% Junior
                                                            Subordinated Notes $ ------------------------------

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------
                                 (Please Print)

Attention
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.
----------------------------------------------------------------------

Applicable VOI Number --------------------------            Principal Amount of Old 5 1/2% Junior
                                                            Subordinated Notes $ ------------------------------
                                                            Principal Amount of Old 5 3/4% Junior
                                                            Subordinated Notes $ ------------------------------

NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS; PLEASE COPY AND ATTACH.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent, in its sole discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Exchange Offer; (iii) in soliciting tenders of old notes, it has used no soliciting materials other than those furnished by Kellstrom Industries; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Firm Name:
--------------------------------------------------------------------------------
By:
--------------------------------------------------------------------------------
Title:
--------------------------------------------------------------------------------
Address (Including Zip Code):
--------------------------------------------------------------------------------
Area Code and Telephone Number:
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